Exhibit 10.2

Seventh Amendment to the
PARSONS EMPLOYEE STOCK OWNERSHIP PLAN
2019 Amendment and Restatement

The Parsons Employee Stock Ownership Plan 2019 Amendment and Restatement (as amended, the “Plan”) is hereby amended as follows, in each case with respect to all diversifications elected or processed on or after August 1, 2024:

1.
Section 7.5(a) of the Plan are hereby amended and restated to read as follows:

(a) For the purpose of this Section 7.5 only, the following definitions shall apply:

(3) “Annual Election Period” shall begin on the January 1st following the end of each Plan Year in the Participant’s Qualified Election Period and end on December 15th of each Plan Year (approximately 350 day period).

All other requirements and terms governing diversifications shall remain in full force and effect.

IN WITNESS WHEREOF, this instrument of amendment is executed this 15th day of July, 2024.

PARSONS CORPORATION

By:

Name:

Title: __________________________________

Signature Page to the Seventh Amendment

to the Parsons Employee Stock Ownership Plan

2019 Amendment and Restatement